UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2013 (January 30, 2013)

BROOKS AUTOMATION, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction

of incorporation)

0-25434	04-3040660
(Commission File Number)	(IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 262-2400.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 31, 2013, Brooks Automation, Inc. (“Brooks” or the “Company”) announced via press release its financial results for the fiscal quarter ended December 31, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

Limitation on Incorporation by Reference. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 30, 2013, following discussions with senior management and the Board of Directors over the course of the preceding weeks, Martin S. Headley, the Company’s Executive Vice President and Chief Financial Officer, notified the Company of his intention to retire. The Company and Mr. Headley have agreed in principle to the terms of, and are in the process of finalizing, a retention agreement pursuant to which Mr. Headley would remain in his role through the end of June 2013, during which time the Company expects to be able to name a successor.

The press release attached hereto as Exhibit 99.1 also includes the Company’s announcement regarding Mr. Headley’s decision to retire, and such information is incorporated herein by reference.

Item 5.07 Submision of Matters to a Vote of Security Holders

The Annual Meeting of the stockholders of Brooks Automation, Inc. (the “Company”) was held on January 30, 2013. The stockholders elected each of the Company’s nominees for director, approved the material terms of the Amended and Restated 2000 Equity Incentive Plan for compliance with Section 162(m) of the Internal Revenue Code of 1986, as amended, approved, on an advisory basis the overall compensation of the Company’s executive officers, and ratified the appointment of BDO USA, LLP as the Company’s independent registered accounting firm for the 2013 fiscal year. The proposals below are described in detail in the Company’s definitive proxy statement dated December 19, 2012. The results are as follows:

1.	Election of Directors

	For	Withhold	Broker Non-Votes
A. Clinton Allen	50,551,267	633,385	5,966,986
Joseph R. Martin	50,654,964	529,688	5,966,986
John K. McGillicuddy	50,679,601	505,051	5,966,986
Krishna G. Palepu	49,636,700	1,547,952	5,966,986
Kirk P. Pond	50,724,332	460,320	5,966,986
Stephen S. Schwartz	50,854,234	330,418	5,966,986
Alfred Woollacott, III	50,699,074	485,578	5,966,986
Mark S. Wrighton	50,707,002	477,650	5,966,986
Ellen M. Zane	50,708,629	476,023	5,966,986

2.	Approval of material terms of the Amended and Restated 2000 Equity Incentive Plan for compliance with section 162(m) of the Internal Revenue Code of 1986, as amended

For	Against	Abstain	Broker Non-Votes
43,759,110	7,391,971	33,571	5,966,986

3.	Approval, on an advisory basis, of the overall compensation of the Company’s executive officers

For	Against	Abstain	Broker Non-Votes
50,203,883	797,734	183,035	5,966,986

4.	Ratification of the selection of BDO USA, LLP as the independent registered accounting firm for the 2013 fiscal year

For	Against	Abstain	Broker Non-Votes
53,824,602	3,238,191	88,845	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press release issued on January 31, 2013 by Brooks Automation, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.

/s/ Jason W. Joseph
Jason W. Joseph
Vice President, General Counsel and
Secretary

Date: January 31, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on January 31, 2013 by Brooks Automation, Inc.